Exhibit 10.10

                      THIRD AMENDMENT TO LOAN AGREEMENT

     THIS THIRD AMENDMENT TO LOAN AGREEMENT is made as of April 30,1998 by and between AMCORE FINANCIAL, INC. and M&I MARSHALL & ILSLEY BANK.

     NOW, THEREFORE, IN CONSIDERATION of the recitals and the mutual covenants, conditions and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, it is hereby agreed that:

                            ARTICLE - DEFINITIONS

     1.1   Amendment.  "Amendment" shall mean this Third Amendment to Loan
Agreement.

     1.2 Loan Agreement. "Loan Agreement" shall mean the Loan Agreement between M&I and Borrower, dated as of November 10, 1995, as amended by a First Amendment to Loan Agreement dated as of November 9, 1996 and by a Second Amendment to Loan Agreement dated as of September 29, 1997, together with the Exhibits and Schedules attached thereto.

     1.3 Other Terms. Unless otherwise defined herein , the other capitalized terms used in this Amendment shall have the definitions in the Loan Agreement.

                           ARTICLE 11 - AMENDMENTS

     The Loan Agreement is deemed amended as of the date hereof follows:

     2.1 Article I - Definitions. The definition of "Line Termination Date" contained in Article I of the Loan Agreement is hereby amended by deleting "April 30, 1998" and inserting "April 30, 1999" in its place.

     2.2 Section 5.17 - Consolidated Net Worth. Section 5.17 of the Loan Agreement is hereby amended by deleting"$175,000,000" and inserting "$250,000,000" in its place.

     2.3 Section 5.18 - Borrower Tangible Net Worth. Section 5.18 of the Loan Agreement is hereby amended by deleting "$150,000,000" and inserting "$225,000,000" in its place.

     2.4 Line of Credit Note. Borrower shall execute and deliver to M&I a substitute Line of Credit Note in the original principal amount of $25,000,000 dated as of the date hereof, maturing on April 30, 1999 and otherwise in substantially the form of Exhibit B to the Loan Agreement. Such Line of Credit Note shall evidence the Line of Credit Loans and shall constitute the Line of Credit Note issued pursuant to the Loan Agreement.

     2.5 Miscellaneous Amendments. The Loan Agreement and all other documents, instruments and materials executed and delivered heretofore or hereafter pursuant to the Loan Agreement are deemed hereby to be amended so that any reference therein to the Loan Agreement shall be a reference to such documents as amended by or pursuant to this Amendment.

                 ARTICLE III - REPRESENTATIONS AND WARRANTIES

     Borrower hereby represents and warrants to M&I that:

     3.1 Loan Agreement. All of the representations and warranties made by Borrower in the Loan Agreement are true and correct on the date of this Amendment. No Default or event which w old constitute a Default but for the requirement that notice be given or time elapse or both under the Loan Agreement has occurred and is continuing as of the date of this Amendment.

     3.2 Authorization; Enforceability. The making, execution, delivery and performance of this Amendment and the Line of Credit Note and compliance with the terms of the Loan Agreement as amended and the Line of Credit Note have been duly authorized by all necessary corporate action by Borrower. This Amendment and the Line of Credit Note constitute the valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms.

     3.3 Absence of Conflicting Obligations. The making, execution, and delivery of this Amendment and the Line of Credit Note, and compliance with the terms of the Loan Agreement as amended and the Line of Credit Note, do not violate any presently existing provision of law or the certificate of incorporation or bylaws of Borrower or any Subsidiary or any agreement to which Borrower or any Subsidiary is a party or by which any of them are bound.

                          ARTICLE IV - MISCELLANEOUS

     4.1 Continuance of Loan Agreement. Except as specifically amended by this Amendment, the Loan Agreement and all other documents, instruments and materials executed and delivered pursuant to the Loan Agreement shall remain in full force and effect.

     4.2 References. Whenever the Loan Agreement is referred to in the Loan Agreement, the Line of Credit Note or any of the other documents, instruments or materials executed and delivered heretofore or hereafter pursuant to the Loan Agreement, it shall be deemed to be referred to as amended by this Amendment

     4.3 Expenses and Attorney's Fees. Borrower shall pay all fees and expenses incurred by M&I, including the reasonable fees of counsel, in connection with the preparation of this Amendment and the consummation of the transactions contemplated by this Amendment, and the protection or enforcement of the rights of M&I under this Amendment

     4.4 Survival. All agreements, representations and warranties made in this Amendment or in any documents delivered pursuant to this Amendment shall survive the execution of this Amendment and the delivery of any such document.

     4.5 Governing Law. This Amendment and the other documents issued pursuant to this Amendment shall be governed by, and construed and interpreted accordance with, the laws of the State of Wisconsin applicable to contracts made and wholly performed within such state.

     4.6 Counterparts. This Amendment may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same agreement.

     4.7 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

     4.8 Effectiveness. This Amendment shall be effective as of the date first written above upon receipt by M&I of the following:

           (a)   this Amendment executed by Borrower and M&I;

           (b) the substitute Line of Credit Note referenced above executed by Borrower;

           (c) a certificate of the secretary of Borrower dated the date hereof as to: (I) the incumbency and signature of the officers of Borrower who have signed or will sign this Amendment and the Line of Credit Note; and (ii) the adoption and continuing effect of resolutions of the Board of Directors of Borrower authorizing the execution, delivery and performance of this Amendment and the Line of Credit Note as amended and restated; and

           (d) such additional supporting documents and materials as M&I may reasonably request.

     IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment to Loan Agreement as of the date first written above.


                                      AMCORE FINANCIAL, INC.

                                      By:    /s/ John R. Hecht
                                             -----------------------------
                                      Name:  John R. Hecht
                                      Title: Executive Vice President and
                                             Chief Financial Officer


                                      M&I MARSHALL & ILSLEY BANK

                                      By:  /s/ John A. Leonard
                                           -------------------------------
                                           John A. Leonard, Vice President


                                      Attest: /s/ Thomas R. Johnson
                                              ----------------------------
                                      Title:  Senior Vice President


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